UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 25, 2024, the board of directors (board) of the Federal Home Loan Bank of Topeka (FHLBank) approved the Amended and Restated Bylaws (Bylaws) with revisions related to changed officer titles and responsibilities. Previously, the Bylaws permitted the President to only remove the chief risk officer and the chief compliance and ethics officer from office with the approval of the Risk Oversight committee of the board. The revision removes reference to the chief compliance and ethics officer and states the President is permitted to only remove the chief risk officer from office with the approval of the Risk Oversight committee of the board. Additional non-substantive changes to the Bylaws were also approved. The changes became effective October 25, 2024.
The foregoing description of the amendments to FHLBank’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which, marked to show changes from the prior version, is attached hereto as Exhibit 3.1 and incorporated here by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
3.1	3.1 Amended and Restated Bylaws of the Federal Home Loan Bank of Topeka, effective October 25, 2024 (marked to show changes from the prior version)
3.2	3.2 Amended and Restated Bylaws of the Federal Home Loan Bank of Topeka, effective October 25, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

10/31/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer / Chief Legal Officer